UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
InnovAge Holding Corp.
(Name of registrant as specified in its charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)

Your Vote Counts! INNOVAGE HOLDING CORP. 8950 EAST LOWRY BLVD DENVER, CO 80230 INNOVAGE HOLDING CORP. Annual Meeting to be held December 13, 2023 Vote by December 12, 2023 11:59 PM EST You have the right to vote on the proposals being presented at the Annual Meeting of INNOVAGE HOLDING CORP. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on December 13, 2023. Vote Virtually at the Meeting* December 13, 2023 9:00 a.m. EST Virtually at: www.virtualshareholdermeeting.com/INNV2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V25019-P99455 Get informed before you vote View the Proxy Statement and Annual Report on Form 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 29, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V25020-P99455 1. Election of Directors Nominees: 1c. Ted Kennedy, Jr. 1a. John Ellis Bush 1b. Patricia Fontneau 2. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2024. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For